UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2020

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
180 Qingnian West Road Hongqiao Building West, 4th Floor Nantong, Jinagsu, China 226001

(Address of Principal Executive Offices) (Zip code)

 +86-0513-8912-3630

(Company’s Telephone number, including area code)

TMSR Company Holding Limited

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Corporate Name Change

Effective as of May 18, 2020, Code Chain New Continent Limited (the “Company”) changed its corporate name from “TMSR Holding Company Limited” to “Code Chain New Continent Limited” pursuant to a Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Nevada (the “Name Change”). The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

In addition, effective as of May 18, 2020, the Board of Directors (the “Board”) approved an amendment and restatement of the Company’s Bylaws (as amended and restated, the “Amended and Restated Bylaws”) to reflect the Name Change. The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Symbol Change

In connection with the Name Change, effective as of the opening of trading on May 18, 2020, the Company’s common stock is trading on the Nasdaq Capital Market under the ticker symbol “CCNC”. Along with the new ticker symbol, the new CUSIP number for the Company’s common stock is 19200A105.

Also effective as of the opening of trading on May 18, 2020, the Company’s warrants (the “Warrants”) to purchase one-half of one shares of Common Stock at a price of $2.88 per half share ($5.75 per whole share) is quoting on the OTC Pink Market under the ticker symbol “CCNCW”. The new CUSIP number for the Warrants is 19200A113.

Outstanding certificates for the Company’s common stock and Warrant are not affected by the Name Change and will continue to be valid and need not be exchanged.

The Name Change and Symbol Change have been approved by the Board and the majority stockholders by written consent on April 1, 2020.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Articles of Incorporation of Code Chain New Continent Limited, effective May 18, 2020
3.2	Amended and Restated Bylaws of Code Chain New Continent Limited, effective May 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: May 18, 2020	By:	/s/ Yimin Jin
	Name:	Yimin Jin
	Title:	Chief Executive Officer

2